SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                Amendment No. 1 to Form 8-K dated March 16, 2006
                             (filed March 23, 2006)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934

        Date of Report (Date of earliest event reported): March 16, 2006


                               City Network, Inc.
               (Exact name of registrant as specified in charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


       001-31954                                           98-0467944
(Commission File Number)                       (IRS Employer Identification No.)


2F-1, No. 16, Jian Ba Road, Jhonghe City
     Taipei County, 235, Taiwan, ROC                          N/A
(Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code: 011-886-2-8226-5566
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                                EXPLANATORY NOTE

     This Form 8-K/A amends City Network, Inc.'s (the "Company") Form 8-K dated March 16, 2006 and originally filed on March 23, 2006 to include the Securities Purchase Agreement dated March 16, 2006, by and among the Company, Cornell Capital Partners, LP and Highgate House Funds, Ltd. as an exhibit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.                             Description
-----------                             -----------

  10.1 Securities Purchase Agreement dated March 16, 2006, by and among City Network, Inc., Cornell Capital Partners, LP and Highgate House Funds, Ltd.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CITY NETWORK, INC.

                                     By: /s/ Tiao-Tsan Lai
                                        ----------------------------------------
                                     Name:  Tiao-Tsan Lai
                                     Title: Chairman and Chief Executive Officer

Dated: April 4, 2006

                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------

  10.1 Securities Purchase Agreement dated March 16, 2006, by and among City Network, Inc., Cornell Capital Partners, LP and Highgate House Funds, Ltd.